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                        UBS PACE SELECT ADVISORS TRUST

            UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

     SUPPLEMENT TO THE PROSPECTUSES RELATING TO CLASS A, CLASS B, CLASS C AND
       CLASS Y ("MULTI-CLASS PROSPECTUS") AND CLASS P ("CLASS P PROSPECTUS")
                            DATED DECEMBER 1, 2003

                                                             September 24, 2004

Dear UBS PACE Investor:

  The purpose of this supplement is to notify you of the replacement of an investment advisor for UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS.

  A significant part of the services you receive within the UBS PACE Program is the ongoing review and due diligence by UBS Global Asset Management (US) Inc. ("UBS Global AM") of the UBS PACE investment advisors. As part of this process, the board of trustees of the UBS PACE Trust has engaged an investment advisor to sub-advise a portion of the above listed fund's assets in place of Baring International Investments Limited.

  Mondrian Investment Partners Limited will replace Baring International Investments Limited and assume management responsibilities effective September 28, 2004.

  The new investment advisor and related changes in the above fund's investment strategies are described in greater detail below. The new investment advisor expects to realign the fund's portfolio to reflect their proprietary investment strategies over the next several weeks. As a result, during this period, this fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions.
 In addition, the fund may realize capital gains when portfolio positions are sold by a new investment advisor. These realized capital gains may increase the fund's taxable distributions for the current year.

AS A RESULT OF THESE CHANGES, THE PROSPECTUSES ARE REVISED AS FOLLOWS:

FOR UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 62 OF THE MULTI-CLASS PROSPECTUS AND P. 55 OF THE CLASS P PROSPECTUS IS REVISED BY REPLACING THE THIRD AND FOURTH PARAGRAPHS IN THEIR ENTIRETY WITH THE FOLLOWING:

                                                                Item No. ZS-263

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  UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Mondrian Investment Partners Limited ("Mondrian") and Gartmore Global Partners ("GGP") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.

  In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.
  In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

THE SECTION AT P. 82 OF THE MULTI-CLASS PROSPECTUS AND P. 67 OF THE CLASS P PROSPECTUS CAPTIONED "INVESTMENT ADVISORS AND PORTFOLIO MANAGERS" IS REVISED BY REPLACING THE TEXT CONCERNING THE BARING INTERNATIONAL INVESTMENT LIMITED PORTION OF THE UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS WITH THE FOLLOWING:

  UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS.

  Mondrian Investment Partners Limited ("Mondrian") and Gartmore Global Partners ("GGP") serve as investment advisors for UBS PACE International Emerging Markets Equity Investments. Mondrian is based in the United Kingdom, located at 80 Cheapside, Third Floor, London EC2V 6EE. Mondrian Investment Partners Limited is controlled by members of Mondrian's management. Formerly known as Delaware International Advisers Ltd., Mondrian was purchased from Lincoln Financial Group in September 2004 by senior members of its management together with private equity funds affiliated with
  Hellman & Friedman LLC.   Mondrian  has managed assets since the firm's
  founding in 1990. As of June 30, 2004, Mondrian managed over $25 Billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment

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  Advisers Act of 1940 and is regulated in the United Kingdom by the
  Financial Services Authority.

  A team of individuals, currently including Robert Akester, and Ginny Chong, is primarily responsible for making the day-to-day investment decisions for the fund.

  Mr. Akester joined Mondrian in 1996, assuming portfolio management responsibilities as well as sharing analytical responsibilities for international equities. He is currently a senior portfolio manager. Ms. Chong joined Mondrian in 2000 and is currently a portfolio manager.

             UBS PACE INTERNATIONAL EQUITY INVESTMENTS

  SUPPLEMENT TO THE PROSPECTUSES RELATING TO CLASS A, CLASS B, CLASS C AND CLASS Y ("MULTI-CLASS PROSPECTUS") AND CLASS P ("CLASS P PROSPECTUS") DATED DECEMBER 1, 2003

All references to Delaware International in the prospectus should now reflect Mondrian Investment Partners Limited. Please refer to the two preceding paragraphs for information concerning the ownership structure of Mondrian.

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